                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES
                              --------------------
                                       OF
                                       --
                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                    -----------------------------------------


                                                                                STATE OF
                                                                                --------
                                                                                INCORPORATION OR
                                                                                ----------------
         SUBSIDIARY                                                             ORGANIZATION
         ----------                                                             ------------

  1.     Developers Diversified Finance Corporation                             Ohio

  2.     Developers Diversified of Alabama, Inc.                                Alabama

  3.     Community Centers One, L.L.C.                                          Delaware

  4.     Community Centers Two, L.L.C.                                          Delaware

  5.     Community Centers Three, L.L.C.                                        Delaware

  6.     Shoppers World Community Center, L.P.                                  Delaware

  7.     DD Community Centers One, Inc.                                         Ohio

  8.     DD Community Centers Two, Inc.                                         Ohio

  9.     DD Community Centers Three, Inc.                                       Ohio

 10.     Arizona Crossing Limited Liability Company                             Ohio
         (fka Arrowhead Crossing Company Ltd.)

 11.     Highland Grove Limited Liability Company                               Ohio

 12.     Merriam Town Center Ltd.                                               Ohio

 13.     DOTRS Limited Liability Company                                        Ohio

 14.     Developers Diversified of Pennsylvania, Inc.                           Ohio

 15.     Pedro Community Centers, Inc.                                          Ohio

 16.     DDRA Community Centers Four, L.P.                                      Texas

 17.     Developers Diversified Cook's Corner LP                                Ohio

 18.     Developers Diversified Centennial Promenade LP                         Ohio



                                                                                STATE OF
                                                                                --------
                                                                                INCORPORATION OR
                                                                                ----------------
         SUBSIDIARY                                                             ORGANIZATION
         ----------                                                             ------------

 19.     DDRC PDK Hagerstown LLC                                                Ohio

 20.     DDRC PDK Salisbury LLC                                                 Ohio

 21.     Developers Diversified of Indiana, Inc.                                Ohio

 22.     DDR Nassau Park II Inc.                                                Ohio

 23.     DDR Nassau Pavilion Inc.                                               Ohio

 24.     Developers Diversified of Mississippi, Inc.                            Ohio

 25.     DDRC Michigan LLC                                                      Ohio

 26.     Coon Rapids Riverdale Village LLC                                      Ohio

 27.     DDR Nassau Pavilion Associates LP                                      Georgia

 28.     DDR Continental LP                                                     Ohio

 29.     DDR Continental Inc.                                                   Ohio

 30.     Hendon/DDR/BP, LLC                                                     Delaware

 31.     DDR  Hendon Nassau Park II LP                                          Georgia

 32.     DDRC P&M Deer Park Town Center LLC                                     Ohio

 33.     DDR OliverMcMillan LP                                                  Delaware

 34.     DDR OliverMcMillan Inc.                                                Delaware

 35.     DDR Industrial Realty Corporation                                      Delaware

 36.     DDR Office Flex Corporation                                            Delaware

 37.     DDR Office Flex LP                                                     Ohio

 38.     DDR Realty Company (fka DDR Realty Trust, Inc.)                        Maryland

 39.     ORIX Sansone Brentwood L.L.C.                                          Illinois

 40.     The Plaza at Sunset Hills, L.L.C.                                      Missouri

 41.     The Shoppes at Sunset Hills, L.L.C.                                    Missouri





                                                                                STATE OF
                                                                                --------
                                                                                INCORPORATION OR
                                                                                ----------------
         SUBSIDIARY                                                             ORGANIZATION
         ----------                                                             ------------

 42.     DDR Family Centers LP                                                  Delaware

 43.     DDR Family Centers I Inc.                                              Ohio

 44.     DDRC Gateway LLC                                                       Delaware

 45.     DDRC Salem LLC                                                         Delaware

 46.     DDR DB Opportunity Sub, Inc.                                           Ohio

 47.     DDR DB Development Ventures LP                                         Texas

 48.     DDRA Community Centers Five, L.P.                                      Delaware

 49.     DD Community Centers Five Inc.                                         Ohio

 50.     Easton Market Limited Liability Company                                Ohio

 51.     Continental Sawmill Limited Liability Company                          Ohio

 52.     Continental Sawmill Limited Partnership                                Ohio

 53.     Sun Center Limited                                                     Ohio

 54.     Drexel Washington Limited Liability Company                            Ohio

 55.     Drexel Washington Limited Partnership                                  Ohio

 56.     Lennox Town Center Limited                                             Ohio

 57.     Hermes Associates                                                      Utah

 58.     Hermes Associates, Ltd.                                                Utah

 59.     University Square Associates, Ltd.                                     Utah

 60.     Vidalakis Investment Company, Ltd.                                     Utah

 61.     Vidalakis Investment Company II, Ltd.                                  Utah

 62.     Big V Associates, Ltd.                                                 Utah

 63.     Riverdale Retail Associates L.C.                                       Utah

 64.     TFCM Associates, LLC                                                   Utah

 65.     Fort Union Associates, L.C.                                            Utah




                                                                                STATE OF
                                                                                --------
                                                                                INCORPORATION OR
                                                                                ----------------
         SUBSIDIARY                                                             ORGANIZATION
         ----------                                                             ------------
 66.     Rocky Mountain Real Estate L.L.C.                                      Utah

 67.     Sansone Group/DDR LLC                                                  Missouri

 68.     DDR Sansone Development Ventures LLC                                   Missouri

 69.     DDR OliverMcMillan Management Services, Inc.                           Delaware

 70.     Coventry Real Estate Partners, Ltd. (fka Retail Value Management Ltd.) Ohio

 71.     Retail Value Investment Program Limited Partnership I                  Delaware

 72.     Retail Value Investment Program Limited Partnership II                 Delaware

 73.     Retail Value Investment Program Limited Partnership III                Delaware

 74.     Retail Value Investment Program Limited Partnership IV                 Delaware

 75.     Retail Value Investment Program Limited Partnership V                  Delaware

 76.     Retail Value Investment Program Limited Partnership VI                 Delaware

 77.     DDR Michigan II LLC                                                    Ohio

 78.     Town Center Plaza, L.L.C.                                              Delaware

 79.     DD Development Company, Inc.                                           Ohio

 80.     Plainville Connecticut L.L.C. (fka DDR Connecticut L.L.C.)             Ohio

 81.     Plainville Development L.P. (fka DDR Plainville Development L.P.)      Ohio

 82.     DDRC Great Northern Limited Partnership                                Ohio